INTERNATIONAL GAME EXHIBIT B-1

                   FORM OF REVOLVING CREDIT NOTE


                                        May 22, 1997
                                        New York, New York


           FOR VALUE RECEIVED, the undersigned, INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "Borrower"), hereby promises to pay to the order of _______________________ (the "Lender"), on the Maturity Date, the outstanding principal balance of the Revolving Credit Loans made by the Lender, and to pay interest from the date hereof on the principal balance thereof from time to time outstanding, at the rate or rates, and at the times, set forth in the Credit Agreement, dated as of May 22, 1997, by and among the Borrower, The Bank of New York, as administrative agent (the "Administrative Agent") and as the Issuing Bank, Wells Fargo Bank, National Association, as Documentation Agent, CIBC Inc., Credit Lyonnais Los Angeles Branch, Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, KeyBank National Association and United States National Bank of Oregon, as Co-Agents, and the lenders party thereto (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), in each case at the office of the Administrative Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States of America in immediately available funds.

           Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

           The Revolving Credit Loans evidenced by this Revolving Credit Note are prepayable in the amounts and under the cir cumstances, and its maturity is subject to acceleration upon the terms, set forth in the Credit Agreement. This Revolving Credit
Note is one of the Revolving Credit Notes under, and as such term is defined in, the Credit Agreement, and is subject to, and should be construed in accordance with, the provisions thereof, and is entitled to the benefits and security set forth in the Loan Documents.

           The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach hereto, the (i) date and amount of each Revolving Credit Loan made by the Lender, (ii) character thereof as an ABR Advance, a Eurodollar Advance, or a combination thereof,
(iii) interest rate (without regard to the Applicable Margin and Interest Period (if any) applicable to each Eurodollar Advance, and (iv) date and amount of each conversion of, and each payment or prepayment of principal of, any such Revolving Credit Loan. No failure to so record or any error in so recording shall affect the obligation of the Borrower to repay the Revolving Credit Loans, to gether with interest thereon, as provided in the Credit Agreement, and the outstanding principal balance of the Revolving Credit Loans made by the Lender as set forth in such schedule shall be presumed to be correct absent manifest error.

           Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Revolving Credit Note.

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           This  Revolving Credit Note may only be amended  by  an
instrument  in  writing executed pursuant  to  the  provisions  of
Section 11.1 of the Credit Agreement.

          THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CON STRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, BUT INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

                              INTERNATIONAL GAME TECHNOLOGY



                              By:
                              Name:
                              Title:



                              By:
                              Name:
                              Title:


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                            SCHEDULE TO

                       REVOLVING CREDIT NOTE



                                                Interest
                                               Rate on
                                               Eurodollar
                                   Amount of   Advances
      Type of                      principal   (without     Interest
      Advance                      converted,  regard to    Period (if
      (ABR or       Amount of      paid or     Applicable   Eurodollar  Notation
Date  Eurodollar)   Advance        prepaid     Margin)      Advance)    Made By